10. Employee Benefit Plans (Details) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Details
General Discussion of Pension and Other Postretirement Benefits	The Company maintains a 401(k) plan, which was qualified under Section 401(a) and Section 401(k) of the Internal Revenue Code of 1986 (the “Code”), as amended, to cover employees of the Company.
Description of Defined Contribution Pension and Other Postretirement Plans	Any employee who is 18 years of age or older is eligible to participate in the 401(k) plan on the first day of the month following the completion of one complete calendar month of continuous employment and the Company begins matching up to 4.50% of an employee’s deferred contribution, up to 6.00% of their total compensation.
Pension and Other Postretirement Benefit Contributions	$ 1,744,475	$ 1,606,957	$ 1,473,961